VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

THE EXPENSE OF ADDITIONAL MAILINGS

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LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. —

LEGG MASON PARTNERS VARIABLE ALL CAP PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 4, 2006 AT 2:00 P.M.	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Legg Mason Partners Variable All Cap Portfolio (the “Acquired Fund”), a series of Legg Mason Partners Variable Portfolios I, Inc. (the “Corporation”), hereby appoints                     ,                     and                      attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on October 4, 2006 at 2:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated August     , 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

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Please indicate your vote by an “X” in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable All Cap Portfolio (the “Acquired Fund”), a series of the Corporation, in exchange for shares of Legg Mason Partners Variable Fundamental Value Portfolio (the “Acquiring Fund”), and (ii) the subsequent liquidation of the Acquired Fund.	☐	☐	☐

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

THE EXPENSE OF ADDITIONAL MAILINGS

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LEGG MASON PARTNERS VARIABLE PORTFOLIOS II —

LEGG MASON PARTNERS VARIABLE GROWTH AND INCOME PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 4, 2006 AT 2:00 P.M.	PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Legg Mason Partners Variable Growth and Income Portfolio (the “Acquired Fund”), a series of Legg Mason Partners Variable Portfolios II (the “Trust”), hereby appoints                     ,                      and                      attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on October 4, 2006 at 2:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated August     , 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

êPlease fold and detach card at perforation before mailingê

Please indicate your vote by an “X” in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable Growth and Income Portfolio (the “Acquired Fund”), a series of the Trust, in exchange for shares of Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”), and (ii) the subsequent liquidation of the Acquired Fund.	☐	☐	☐

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

THE EXPENSE OF ADDITIONAL MAILINGS

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LEGG MASON PARTNERS INVESTMENT SERIES —

LEGG MASON PARTNERS VARIABLE GROWTH AND INCOME PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 4, 2006 AT 2:00 P.M.	PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Legg Mason Partners Variable Growth and Income Portfolio (the “Acquired Fund”), a series of Legg Mason Partners Investments Series (the “Trust”), hereby appoints                     ,                     and                      attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on October 4, 2006 at 2:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated August     , 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

êPlease fold and detach card at perforation before mailingê

Please indicate your vote by an “X” in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable Growth and Income Portfolio (the “Acquired Fund”), a series of the Trust, in exchange for shares of Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”), and (ii) the subsequent liquidation of the Acquired Fund.	☐	☐	☐

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.